Investor Presentation June 2023 STAAR Surgical | NASDAQ: STAA Exhibit 99.1

All statements that are not statements of historical fact are forward-looking statements, including statements about any of the following: any financial projections (including sales), plans, strategies, and objectives of management for 2023 or prospects for achieving such plans, expectations for sales, revenue, margin, expenses or earnings, and any statements of assumptions underlying any of the foregoing, including those relating to financial performance in the second quarter and fiscal year 2023. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties related to the COVID-19 pandemic and related public health measures, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 30, 2022 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the impact of the COVID-19 pandemic on markets; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before approval, or to take enforcement action; international trade disputes; and the willingness of surgeons and patients to adopt a new or improved product and procedure. Forward Looking Statements 02

03 STAAR develops, manufactures and markets premium implantable lens-based solutions for patients seeking Visual Freedom independent of contact lenses and glasses. CREATING A LENS BASED FUTURE Our goal is for the EVO implantable Collamer® lens (ICL) to be the first choice for doctors and patients. IT IS EVO’S TIME! STAAR Introduction

04 Direct Distributor United States Canada
U.K.
Germany
Spain
Japan
Singapore STAAR is a Global Growth Company Products Sold > 75 Countries and OUS Sales > 90% of Sales Note: Not all distributor markets shown above, e.g., South America and Africa. ICL sales compound annual growth rate (CAGR) based on as reported sales, not adjusted for constant currency. United States +21% 5-Year ICL Sales CAGR 2017-2022 APAC +41% 5-Year ICL Sales CAGR 2017-2022 EMEA +11% 5-Year ICL Sales CAGR 2017-2022 GLOBAL ICL SALES +32% 5-Year CAGR 2017-2022 Hybrid China
S. Korea
India
France
Benelux
Italy

EVO ICL – A Proprietary Lens Technology Natural
Crystalline Lens EVO ICL™ Iris Designed to correct or reduce refractive error (blurred vision), i.e., myopia Eye drops to dilate pupil and anesthetize eye Surgeon makes small incision to implant EVO lens EVO lens is folded, inserted and placed into position Post-Procedure: Follow-up visits with the surgeon Post-Procedure: Routine annual eye exams A Quick 20-30 Minute Procedure The EVO ICL Procedure 05

06 No Capital Investment Preserves the Cornea Quantity & Quality of Vision Collamer Material Bio-compatible, Quiet in the Eye Removable by a Doctor * Packer, The Implantable Collamer Lens with a central port: review of the literature, Clinical Ophthalmology, 2018. EVO ICL – A Proprietary Lens Technology

Large Market Opportunity Global Total Addressable Market for Myopia 07 * BHVI, adapted from Holden et al. 2016 Ophthalmology. ** Company estimates as of April 13, 2023. Today * 2.0 Billion Contact Lens Wearers Dropout Annually in U.S.** 6.0 Million 5.0 Billion Estimated Myopes in 2050 *

08 4.5 Million ~ 12% Annual Global EVO ICL share of Annual Global Refractive Procedures (One Eye = One Procedure) Refractive Procedures* * EVO market share estimate based on STAAR proprietary model, Market Share Refractive Procedures ICL Trends, May 2023. Annual Procedures by Geography Large Market Opportunity Existing Refractive Market Presents EVO ICL Share and Growth Opportunities

EVO ICL Technology Works

EVO ICL™ | STAAR SURGICAL


Happy Patients[1]
The Clinical Safety and Effectiveness of EVO ICL is Well Established

2 Million+

ICLs Sold Globally

200+

ICL Clinical Papers

99.4%

Of EVO patients surveyed would choose EVO again[1]

32%

200/629 eyes in U.S. EVO FDA study had -3D to -6D SE.[2,3]

1) Packer, The Implantable Collamer Lens with a central port: review of the literature, Clinical Ophthalmology, 2018. 2) Packer, The EVO ICL for Moderate Myopia: Results from the US FDA Clinical Trial, Clinical Ophthalmology, 2022 3) Evaluation of the EVO/EVO+ Sphere and Toric Visian ICL: Six Month Results from the United States Food and Drug Administration Clinical Trial, Clinical Ophthalmology 2022.

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Financial Performance & Outlook

2018 2020 2021 2022 2023
Outlook +28% Growth $129.3 M 2019 +51% Growth $212.9 M 2021 +27% Growth $269.7 M 2022 +9% Growth $141.4 M* 2020 +28% Growth $345.0 M** 2023P Temporary COVID-19 Impact ICL Absolute Sales Performance - Consistent 25%+ Y/Y Growth 2019 Large Market Growth Inflection +48% Growth $101.1 M 2018 Ophthalmology Sales Growth Juggernaut 11 * Initial sales outlook provided prior to COVID on January 13, 2020, was for sales mid-point of $177 million or +18% Y/Y Growth for 2020. CAGR of 28% for 2019-2022. ** Outlook raised to $345M ICL sales and $348M total net sales on May 3, 2023. Guidance Issued May 3, 2023**

12 SALES GROWTH, Y/Y 1Q 2022 26.0% 32.0% 30.0% ICL STAAR Ophthalmology Peers Ophthalmology Peers ALL OTHER 33.0% 30.0% 15.0% 9.0% (0.2%) (7.7%) (8.4%) 25.0% 8.2% 2Q 2022 3Q 2022 4Q 2022 China
COVID-19 Impact Market Scope STAAR consistently ranked Top 3 in Qtrly Sales Growth* * Market Scope OMP Monthly, May 2022 – March 2023 and ICL and STAAR reported net sales. Ophthalmology Sales Growth Juggernaut ICL Relative Sales Performance - STAAR and ICL Growth Significantly Exceeds Ophthalmology Peers*

13 * Guidance issued May 3, 2023. Drives Margins, Earnings and Cash Sales Growth + Prudent Investment Gross Margin Operating Margin Balance Sheet Cash $ Millions at Year End Prudent investment drives sustained/accelerating sales growth
STAAR has demonstrated ability to expand operating margins FY 2023 Outlook** FY 2023 outlook for 80% gross margin and 10% operating margin
ICL gross margin opportunity is 80%+
Awareness of 25%+ operating margin benchmark for mature lifecycle-stage MedTech, but STAAR remains in Growth stage… Guidance Issued May 3, 2023*

Why Invest in STAAR?

Why Invest in STAAR?

Rare Profitable Sales Growth for Growth MedTech



Small and Mid-Cap Growth MedTech Company Universe
Market Caps < $10 Billion with 20%+ Consensus Sales Growth Y/Y (N=11)
Sales Growth Y/Y
FY23 Consensus
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
($6.00)
($4.00)
($2.00)
$0.00
$2.00
$4.00
$6.00
STAAR
FY23 GAAP Earnings Per Share (EPS)

* Market Cap and consensus estimates from NASDAQ IR Insight on May 26, 2023. STAAR defined growth universe includes PRCT, RXST, INSP, SILK, ATEC, SGHT, NARI, NTRA, GH, STAA and MASI which is the only other company with GAAP EPS.

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16 Over 20 Phakic IOLs (PIOLs) have been marketed1 All other PIOLs withdrawn from market or have gained de minimimus commercial success Competition will come, but… EVO ICL Market Share > 90%2 Diligence: Acrysof Cachet®, Verisyse and Eyebright Medical Phakic IOLs EVO ICL first mover advantage with 20+ Year Safety and Effectiveness and wide competitive moat3 Momose, 1987 ZSAL-4, 1993 ICL, 1993 Precristaliniana, 1995 Adatomed, 1992 PRL Phakic-6, 1998 Fyodorov, 1986-1990 Baikoff ZB, 1986 NuVita Barraquer, 1956 Baikoff ZB5MF Worst-Fechner, 1986 Boberg-Ans, 1961 Strampelli, 1952 Dannheim, 1953 1 STAAR estimates and Elies D. 20 y Collamer in my patient’s eyes. Presentation at 2018 STAAR Experts Meeting, Vienna. 2 Market Scope and STAAR Market Share Refractive Procedures ICL Trends, May 2023.. 3 Packer M. The Implantable Collamer Lens with a central port: review of the literature. Clinical Ophthalmology 2018. Negligible Lens-Based Competition Why Invest in STAAR?

17 3% 12% EVO ICL All other refractive procedures The total refractive market has added 800K annual procedures since 2017 and EVO ICL represents >400K (50%) of those procedures added.* EVO ICL Global Market Share* Clear Line of Sight EVO ICL Share Market Growth Take Share of existing 4.5 million procedures performed annually
Grow the total market (market creation) More Aggressively Take Share and Expand the Existing Market by Moving Down the Diopter Curve
New geographies and products 2017 2022 Current Focus and Opportunity * Company estimates based on Market Scope reports and proprietary Market Share Refractive Procedures ICL Trends, May 2023. Multiple Growth Opportunities Why Invest in STAAR?

18 * Market Scope, 2022 Refractive Error Model. Spherical Equivalent data shown. Moving Down the Diopter Curve Why Invest in STAAR? An Exponential Growth Opportunity Exists DIOPTER RANGE, MYOPIA* DIOPTER, PREVELANCE AND OPPORTUNITY Total China and U.S., Ages 21-60 Millions of Eyes

19 New Geographies and Products Why Invest in STAAR? Presbyopia remains a significant opportunity
Prevalence of presbyopia similar to myopia at about 2 Billion globally
Approval of EVO Viva™ presbyopia correcting lens in CE Mark (European) countries and other geographies
Targeting early presbyopes 45-55 and happy surgeons
Readying commercial activities for ESCRS Vienna 2023 in September 75-100%+ Y/Y growth in U.S. represents growth above 35-45% rate in initial years of EVO strategic cooperation and premium and primary positioning in China 2016-2017
The question is “When” not “If”? EVO will capture as – or more – market share as China
Investing in infrastructure, surgeon education and patient awareness 9 months into DTC-Supported U.S. launch, gaining market share with opportunity to become the standard of care and recreate the market that once was + more! U.S. EVO EVO VIVA™

20 Create Patient Awareness and drive patients into surgeon practices Pace investments in markets with largest growth opportunities Prudent increase in Sales & Marketing investment in 2023 will likely continue in 2024
Measure ROI Aided Awareness of EVO ICL in South Korea today exceeds 90%; U.S. 34% today up 2x from 2019* Our Investments/ Response to Growth Opportunities Peyton List Actress, Entrepreneur Max Strus NBA Player Joe Jonas Singer Songwriter Actor Son Naeun Singer Actress * Company data as of May 1, 2023.

21 Amplify awareness of clinical trial results -3D to -6D Faster Production
Increased Capacity Increase Surgeon Confidence Scaling a world class organization with integrity, empowerment, respect, accountability and high speed of execution among our core values Our Investments/ Response to Growth Opportunities

1Q23 Results and Fiscal Year Outlook

EVO ICL™ | STAAR SURGICAL

First Quarter 2023

Reported May 3, 2023

16% Reported Net Sales Growth Y/Y to **$73.5 Million** (+20% CC)

20% Global ICL Unit Growth Y/Y

20% ICL Sales Growth Y/Y to **$70.6 Million**

Fiscal 2023 Outlook

Issued May 3, 2023

- Net Sales outlook of ~ $348 million, which includes ~ $3 million of Other Product sales in the first quarter.
- ICL Sales outlook of ~ $345 million of ICL Sales for fiscal 2023, representing 28% ICL growth Y/Y
- Strong APAC contribution and improving EMEA



STAAR will move forward in 2023 with purpose and increased investment to further accelerate consumer awareness, surgeon confidence and adoption of our EVO ICL family of lenses, all while continuing our industry leading position as a high growth and profitable ophthalmic medical device company.

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23 Why Invest in STAAR Surgical? Multi-Year track record of 25%+ Y/Y sales growth Multi-Year track record of GAAP profitability Large and growing addressable market Wide competitive moat and negligible lens-based competition Gaining share and adding procedures to markets where we invest With EVO approval in U.S., increasing growth investments Strong balance sheet and cash generation Outlook for another strong year of growth in 2023 Long history of EVO clinical safety and efficacy It’s Time to Consider STAAR! NASDAQ: STAA